UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-21506

Name of Fund: BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Enhanced Capital
and Income Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 10/31/2012

Date of reporting period: 04/30/2012

Item 1 – Report to Stockholders

April 30, 2012

Semi-Annual Report (Unaudited)

BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Not FDIC Insured • No Bank Guarantee • May Lose Value

Section 19(b) Disclosure

BlackRock Enhanced Capital and Income Fund, Inc. (CII) (the “Fund”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Directors (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund currently distributes $0.36 per share on a quarterly basis.

The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Under the Plan, the Fund will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a quarterly basis, the Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each quarterly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in the financial highlights table.

The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such actions to be in the best interests of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Fund’s prospectus for a more complete description of its risks.

Please refer to Additional Information for a cumulative summary of the Section 19(a) notices for the Fund’s current fiscal period. Section 19(a) notices for the Fund, as applicable, are available on the BlackRock website http://www.blackrock.com.

2	BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.	APRIL 30, 2012

Dear Shareholder

One year ago at this time, risk assets were in a broad retreat as political strife in Greece ignited fears about sovereign debt problems spreading across Europe and economic indicators signaled that the global recovery had slowed. Confidence was further shaken by the prolonged debt ceiling debate in Washington, DC. Early in August 2011, Standard & Poor’s downgraded the US government’s credit rating and turmoil erupted in financial markets around the world. Extraordinary levels of volatility persisted in the months that followed as the European debt crisis intensified. Macro news flow became the dominant force in financial markets, driving asset prices up and down in lock step, in a risk on/risk off trading pattern. By the end of the third quarter in 2011, equity markets had fallen nearly 20% from their April peak while safe-haven assets such as US Treasuries and gold had rallied to historic highs.

October 2011 brought enough positive economic data to assuage fears of a global double-dip recession. Additionally, European leaders began making concerted efforts to stem the region’s debt crisis. Investors began to reenter the markets, putting risk assets on the road to recovery. Improving sentiment carried over into early 2012 as a number of factors elicited greater optimism. Sovereign debt problems in Europe became less pressing. Greece secured its second bailout package and completed the restructuring of its national debt. The European Central Bank gave financial markets a boost by providing additional liquidity through its long-term refinancing operations. The outlook for the global economy grew less dim as stronger data from the United States, particularly from the labor market, lifted sentiment. Hopes for additional monetary stimulus from the US Federal Reserve and strong corporate earnings pushed risk assets (including stocks, commodities and high yield bonds) higher through the first two months of the year while rising Treasury yields pressured higher-quality fixed income assets. The risk rally softened in late March, however, due to renewed fears about slowing growth in China and Europe’s debt troubles. Equity markets staggered downward in April as Spain’s financial situation became increasingly severe and elections in Greece and France added to uncertainty about the future of the euro zone. In the United States, disappointing jobs reports in April revealed that the recent acceleration in the labor market had been a short-lived surge. Overall, US economic data signaled that the pace of the recovery had slowed, but not to the extent that warranted additional monetary stimulus.

Thanks in large part to an exceptionally strong first quarter of 2012, equities and high yield bonds posted solid returns for the 6-month period ended April 30, 2012. On a 12-month basis, US large-cap stocks and high yield bonds delivered positive results; however, small-cap stocks finished in negative territory. International and emerging equities, which experienced significant downturns in 2011, lagged the broader rebound. Fixed income securities, including corporate, government and municipal bonds, performed well despite recent yield volatility. US Treasury bonds finished strong, with an April rally erasing the effects of their broad sell-off during February and March. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

Financial markets have regained a significant degree of stability since the period of turmoil we endured last year; however, considerable headwinds remain. Political uncertainty in Europe elevates concerns about additional flare ups in the debt crisis. Higher energy prices and slowing growth in China continue to pose risks for the global economy. Potential political leadership changes around the world create additional layers of uncertainty. But, we believe that with these challenges come opportunities. We remain committed to working with you and your financial professional to identify actionable ideas for your portfolio. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Financial markets have regained a significant degree of stability since the period of turmoil we endured last year; however, considerable headwinds remain.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2012

	6-month	12-month

US large cap equities	12.77%	4.76%
(S&P 500® Index)

US small cap equities	11.02	(4.25)
(Russell 2000® Index)

International equities	2.44	(12.82)
(MSCI Europe, Australasia,
Far East Index)

Emerging market equities	3.93	(12.61)
(MSCI Emerging Markets
Index)

3-month Treasury	0.01	0.05
bill (BofA Merrill Lynch
3-Month Treasury
Bill Index)

US Treasury securities	3.83	16.41
(BofA Merrill Lynch 10-
Year US Treasury Index)

US investment grade	2.44	7.54
bonds (Barclays US
Aggregate Bond Index)

Tax exempt municipal	5.71	11.90
bonds (S&P Municipal
Bond Index)

US high yield bonds	6.91	5.89
(Barclays US Corporate
High Yield 2% Issuer
Capped Index)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of April 30, 2012

Fund Overview

BlackRock Enhanced Capital and Income Fund, Inc.’s (CII) (the “Fund”) investment objective is to provide investors with a combination of current income and capital appreciation. The Fund seeks to achieve its investment objective by investing in a portfolio of equity and debt securities of US and foreign issuers. The Fund may invest directly in such securities or synthetically through the use of derivatives. The Fund utilizes an option writing (selling) strategy to enhance dividend yield.

No assurance can be given that the Fund’s investment objective will be achieved.

Portfolio Management Commentary

How did the Fund perform?

•	For the six months ended April 30, 2012, the Fund returned 14.21% based on market price and 10.78% based on net asset value (“NAV”). For the same period, the benchmark S&P 500® Value Index returned 13.14%. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•	Relative to the S&P 500® Value Index, the Fund’s sector underweight and stock selection in utilities contributed positively to performance during the period. Stock selection within the information technology (“IT”) and energy sectors also boosted returns. The Fund’s option writing strategy had a positive impact on performance.
•	Detracting from performance was stock selection within financials combined with an underweight to the sector, particularly among large diversified banks. Overweight exposure to consumer staples and health care as well as stock selection within these sectors also hurt relative returns during the period. Weak stock selection in consumer discretionary, materials and telecommunications services (“telecom”) caused a drag on returns.

Describe recent portfolio activity.

•	During the six-month period ended April 30, 2012, the Fund increased exposure to the financials and IT sectors by adding positions in AFLAC Inc., Prudential Financials, Inc. and Corning, Inc. The Fund reduced exposure to consumer staples and consumer discretionary.

Describe portfolio positioning at period end.

•	At period end, the Fund held sector overweights relative to the S&P 500® Value Index in health care, telecom, IT, materials and consumer staples. The Fund was underweight in financials, consumer discretionary, industrials and utilities, with a slight underweight in energy as well.
•	As of period end, the Fund was being managed to take advantage of price and valuation dislocations, which have recently occurred mostly in financials and IT, while at the same time maintaining overweight positions in sectors that exhibit greater stability and less sensitivity to economic cycles, such as health care and telecom.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.	APRIL 30, 2012

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	CII
Initial Offering Date	April 30, 2004
Yield on Closing Market Price as of April 30, 2012 ($13.40)[1]	10.75%
Current Quarterly Distribution per Common Share[2]	$0.36
Current Annualized Distribution per Common Share[2]	$1.44

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	4/30/12	10/31/11	Change	High	Low
Market Price	$13.40	$12.39	8.15%	$13.88	$11.83
Net Asset Value	$14.55	$13.87	4.90%	$14.73	$13.12

The following charts show the ten largest holdings and sector allocations of the Fund’s long-term investments:

Ten Largest Holdings

4/30/12
Pfizer, Inc.	4%
Kimberly-Clark Corp.	3
Maxim Integrated Products, Inc.	3
Merck & Co., Inc.	3
Bristol-Myers Squibb Co.	3
Chevron Corp.	3
JPMorgan Chase & Co.	3
CenturyLink, Inc.	3
Verizon Communications, Inc.	3
Wells Fargo & Co.	3

Sector Allocations

	4/30/12	10/31/11
Financials	18%	14%
Health Care	15	15
Information Technology	13	13
Energy	11	12
Industrials	9	9
Consumer Staples	8	11
Telecommunications Services	8	7
Consumer Discretionary	8	9
Materials	5	5
Utilities	5	5

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.	APRIL 30, 2012	5

The Benefits and Risks of Option Over-Writing

In general, the goal of the Fund is to provide total return through a combination of current income and realized and unrealized gains (capital appreciation). The Fund seeks to pursue this goal primarily by investing in a portfolio of equity securities and utilizing an option over-write strategy in an effort to enhance distribution yield and total return performance. However, these objectives cannot be achieved in all market conditions.

The Fund primarily writes single stock covered call options, and may also from time to time write single stock put options. When writing (selling) a covered call option, the Fund holds an underlying equity security and enters into an option transaction, which allows the counterparty to purchase the equity security at an agreed-upon price (“strike price”) within an agreed-upon time period. The Fund receives cash premiums from the counterparties upon writing (selling) the option, which along with net investment income and net realized gains, if any, are generally available to support current or future distributions paid by the Fund. During the option term, the counterparty will elect to exercise the option if the market value of the equity security rises above the strike price, and the Fund will be obligated to sell the equity security to the counterparty at the strike price, realizing a gain or loss. Premiums received will increase gains or reduce losses realized on the sale of the equity security. If the option remains unexercised upon its expiration, the Fund will realize gains equal to the premiums received.

The Fund employs a plan to support a level distribution of income, capital gains and/or return of capital. Such distributions, under certain circumstances, may exceed the Fund’s total return performance. To the extent that Fund distributions exceed net investment income and net realized gains, distributions to shareholders may be classified as a non-taxable return of capital and reduce the net asset value of shares held by investors.

Writing covered call options entails certain risks, which include, but are not limited to, the following: an increase in the value of the underlying equity security above the strike price can result in the exercise of a written option (sale by the Fund to the counterparty) when the Fund might not otherwise have sold the security; exercise of the option by the counterparty will result in a sale below the current market value and will result in a gain or loss being realized by the Fund; writing covered call options limits the potential appreciation that could be realized on the underlying equity security to the extent of the strike price of the option. As such, an option over-write strategy may outperform the general equity market in flat or falling markets but underperform in rising markets.

To illustrate these concepts, assume the following: (1) a common stock purchased at and currently trading at $37.15 per share; (2) a three-month call option is written by the Fund with a strike price of $40 (i.e., 7.7% higher than the current market price); and (3) the Fund receives $2.45, or 6.6% of the common stock’s value, as a premium. If the stock price remains unchanged, the option will expire and there would be a 6.6% return for the three-month period. If the stock were to decline in price by 6.6% (i.e., decline to $34.70 per share), the option strategy would “break-even” from an economic perspective resulting in neither a gain nor a loss. If the stock were to climb to a price of $40 or above, the option would be exercised and the stock would return 7.7% coupled with the option premium received of 6.6% for a total return of 14.3%. Under this scenario, the Fund loses the benefit of any appreciation of the stock above $40, and thus is limited to a 14.3% total return. The premium from writing the call option serves to offset some of the unrealized loss on the stock in the event that the price of the stock declines, but if the stock were to decline more than 6.6% under this scenario, the Fund’s downside protection is eliminated and the stock could eventually become worthless.

The Fund intends to write covered call options to varying degrees depending upon market conditions. Please refer to the Fund’s Schedule of Investments and the Notes to Financial Statements for details of written options.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including options, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or equity risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

6	BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.	APRIL 30, 2012

Schedule of Investments April 30, 2012 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 4.5%
Honeywell International, Inc. (a)	182,700	$11,082,582
Northrop Grumman Corp. (a)	143,700	9,093,336
Raytheon Co. (a)	163,500	8,851,890
		29,027,808
Automobiles — 0.7%
Ford Motor Co. (a)	414,800	4,678,944
Beverages — 1.0%
PepsiCo, Inc. (a)	99,900	6,593,400
Capital Markets — 1.9%
Invesco Ltd. (a)	498,700	12,387,708
Chemicals — 2.1%
E.I. du Pont de Nemours & Co. (a)	246,700	13,188,582
Commercial Banks — 2.7%
Wells Fargo & Co. (a)	524,200	17,524,006
Communications Equipment — 0.5%
Cisco Systems, Inc. (a)	158,700	3,197,805
Containers & Packaging — 0.5%
Sealed Air Corp. (a)	159,600	3,061,128
Diversified Financial Services — 4.0%
Citigroup, Inc. (a)	212,130	7,008,775
JPMorgan Chase & Co. (a)	436,600	18,765,068
		25,773,843
Diversified Telecommunication Services — 7.7%
AT&T, Inc. (a)	410,200	13,499,682
CenturyLink, Inc. (a)	472,200	18,208,032
Verizon Communications, Inc. (a)	436,200	17,613,756
		49,321,470
Electric Utilities — 2.9%
NextEra Energy, Inc. (a)	123,300	7,934,355
The Southern Co. (a)	232,700	10,690,238
		18,624,593
Electrical Equipment — 2.0%
Emerson Electric Co. (a)	241,400	12,683,156
Electronic Equipment, Instruments &
Components — 0.5%
Corning, Inc. (a)	235,400	3,377,990
Energy Equipment & Services — 3.8%
Ensco Plc — ADR (a)	168,800	9,224,920
Halliburton Co. (a)	140,800	4,818,176
Noble Corp. (a)(b)	267,300	10,173,438
		24,216,534
Food Products — 3.1%
General Mills, Inc. (a)	129,900	5,051,811
Unilever NV — ADR (a)	439,200	15,086,520
		20,138,331
Health Care Equipment & Supplies — 1.7%
Medtronic, Inc. (a)	279,500	10,676,900

Common Stocks	Shares	Value
Household Products — 4.3%
Kimberly-Clark Corp. (a)	272,200	$21,359,534
The Procter & Gamble Co. (a)	95,500	6,077,620
		27,437,154
Industrial Conglomerates — 2.7%
General Electric Co. (a)	867,000	16,975,860
Insurance — 9.1%
ACE Ltd. (a)	179,900	13,667,003
Aflac, Inc. (a)	142,500	6,418,200
Hartford Financial Services Group, Inc. (a)	297,100	6,105,405
MetLife, Inc. (a)	322,800	11,630,484
Prudential Financial, Inc. (a)	132,400	8,015,496
The Travelers Cos., Inc. (a)	192,300	12,368,736
		58,205,324
IT Services — 1.1%
International Business Machines Corp. (a)	17,800	3,686,024
The Western Union Co. (a)	179,700	3,302,886
		6,988,910
Media — 5.7%
Comcast Corp., Special Class A (a)	295,200	8,805,816
Time Warner, Inc. (a)	361,300	13,534,298
Viacom, Inc., Class B (a)	197,500	9,162,025
The Walt Disney Co. (a)	124,100	5,349,951
		36,852,090
Metals & Mining — 2.4%
Freeport-McMoRan Copper & Gold, Inc., Class B	80,700	3,090,810
Nucor Corp. (a)	313,800	12,304,098
		15,394,908
Multi-Utilities — 2.0%
Dominion Resources, Inc. (a)	193,000	10,072,670
Public Service Enterprise Group, Inc. (a)	92,900	2,893,835
		12,966,505
Oil, Gas & Consumable Fuels — 7.0%
Chevron Corp. (a)	176,500	18,807,840
Exxon Mobil Corp. (a)	184,600	15,938,364
Marathon Oil Corp. (a)	204,300	5,994,162
Marathon Petroleum Corp. (a)	107,200	4,460,592
		45,200,958
Pharmaceuticals — 13.1%
Bristol-Myers Squibb Co. (a)	580,600	19,374,622
Eli Lilly & Co. (a)	319,700	13,232,383
Johnson & Johnson (a)	130,400	8,487,736
Merck & Co., Inc. (a)	508,300	19,945,692
Pfizer, Inc. (a)	1,016,400	23,306,052
		84,346,485
Semiconductors & Semiconductor
Equipment — 9.5%
Analog Devices, Inc. (a)	386,300	15,057,974
Intel Corp. (a)	594,200	16,875,280
LSI Corp. (a)(b)	1,009,800	8,118,792
Maxim Integrated Products, Inc. (a)	702,600	20,782,908
		60,834,954

Portfolio Abbreviation

ADR	American Depositary Receipts

See Notes to Financial Statements.

BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.	APRIL 30, 2012	7

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Software — 2.0%
Microsoft Corp. (a)	393,500	$12,599,870
Specialty Retail — 1.2%
Limited Brands, Inc. (a)(b)	151,900	7,549,430
Total Long-Term Investments
(Cost — $626,000,181) — 99.7%		639,824,646

Short-Term Securities
Money Market Funds — 1.4%
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.15% (c)(d)	9,133,729	9,133,729
	Par (000)
Time Deposits — 0.0%
Brown Brothers Harriman & Co., 0.08%, 5/02/12	$56	55,864
Total Short-Term Securities
(Cost — $9,189,593) — 1.4%		9,189,593
Total Investments Before Options Written
(Cost — $635,189,774) — 101.1%		649,014,239

Options Written	Contracts
Exchange-Traded Call Options — (0.7)%
Aflac, Inc., Strike Price $48.00, Expires 5/19/12	710	(12,780)
Analog Devices, Inc.:
Strike Price $39.00, Expires 5/19/12	1,090	(76,300)
Strike Price $39.00, Expires 6/16/12	1,035	(108,675)
Bristol-Myers Squibb Co., Strike Price $33.00,
Expires 6/16/12	2,000	(195,000)
CenturyLink, Inc., Strike Price $38.00,
Expires 6/16/12	1,470	(147,000)
Chevron Corp., Strike Price $112.50,
Expires 5/19/12	970	(8,688)
Cisco Systems, Inc., Strike Price $21.00,
Expires 5/19/12	70	(1,925)
Citigroup, Inc., Strike Price $35.00, Expires 6/16/12	740	(51,430)
Corning, Inc., Strike Price $15.00, Expires 5/19/12	1,180	(8,260)
E.I. du Pont de Nemours & Co.:
Strike Price $55.00, Expires 5/19/12	955	(15,280)
Strike Price $53.00, Expires 5/24/12	400	(46,976)
Eli Lilly & Co., Strike Price $40.00, Expires 6/16/12	1,760	(268,400)
Emerson Electric Co., Strike Price $52.50,
Expires 6/16/12	845	(122,525)
Ensco Plc — ADR, Strike Price $57.50,
Expires 6/16/12	590	(61,950)
Exxon Mobil Corp.:
Strike Price $87.50, Expires 5/19/12	675	(28,013)
Strike Price $86.00, Expires 6/20/12	340	(64,260)
Ford Motor Co., Strike Price $13.00,
Expires 5/19/12	2,184	(3,276)
General Electric Co.:
Strike Price $21.00, Expires 5/19/12	435	(1,087)
Strike Price $20.00, Expires 6/16/12	2,182	(66,551)

Options Written	Contracts	Value
Exchange-Traded Call Options (continued)
Halliburton Co., Strike Price $36.00,
Expires 5/19/12	385	$(8,085)
Hartford Financial Services Group, Inc.:
Strike Price $22.00, Expires 5/19/12	740	(15,910)
Strike Price $23.00, Expires 5/19/12	740	(6,660)
Honeywell International, Inc., Strike Price $62.50,
Expires 6/16/12	680	(52,020)
Intel Corp., Strike Price $28.00, Expires 5/19/12	2,080	(128,960)
International Business Machines Corp.,
Strike Price $205.00, Expires 5/19/12	95	(31,350)
Invesco Ltd., Strike Price $27.00, Expires 5/19/12	190	(4,750)
Johnson & Johnson, Strike Price $65.00,
Expires 6/16/12	377	(30,160)
JPMorgan Chase & Co., Strike Price $46.00,
Expires 5/19/12	1,530	(12,240)
LSI Corp., Strike Price $9.00, Expires 5/19/12	2,400	(12,000)
Marathon Oil Corp., Strike Price $35.00,
Expires 5/19/12	715	(2,145)
Marathon Petroleum Corp., Strike Price $45.00,
Expires 5/19/12	535	(9,362)
Maxim Integrated Products, Inc.:
Strike Price $29.00, Expires 5/19/12	1,750	(166,250)
Strike Price $30.00, Expires 5/19/12	2,100	(89,250)
Medtronic, Inc., Strike Price $39.00,
Expires 5/19/12	1,540	(44,660)
Merck & Co., Inc., Strike Price $38.00,
Expires 5/19/12	1,160	(160,660)
MetLife, Inc.:
Strike Price $36.00, Expires 5/19/12	165	(13,943)
Strike Price $40.00, Expires 5/19/12	650	(1,950)
Strike Price $36.00, Expires 6/16/12	165	(23,430)
Strike Price $37.00, Expires 6/16/12	165	(15,098)
Microsoft Corp.:
Strike Price $33.00, Expires 5/19/12	835	(11,690)
Strike Price $33.00, Expires 6/16/12	540	(19,170)
NextEra Energy, Inc., Strike Price $65.00,
Expires 6/16/12	430	(22,575)
Noble Corp.:
Strike Price $42.00, Expires 5/19/12	750	(3,375)
Strike Price $39.00, Expires 6/16/12	750	(77,250)
Northrop Grumman Corp., Strike Price $62.50,
Expires 5/19/12	718	(96,930)
Nucor Corp.:
Strike Price $46.00, Expires 5/19/12	980	(1,470)
Strike Price $41.00, Expires 6/16/12	120	(6,600)
PepsiCo, Inc.:
Strike Price $65.00, Expires 5/19/12	250	(32,625)
Strike Price $67.50, Expires 5/19/12	50	(650)
Strike Price $66.45, Expires 6/16/12	250	(19,049)
Pfizer, Inc., Strike Price $22.00, Expires 5/19/12	2,040	(197,880)
The Procter & Gamble Co., Strike Price $67.50,
Expires 5/19/12	525	(2,362)
Prudential Financial, Inc., Strike Price $65.00,
Expires 5/19/12	660	(15,510)
Public Service Enterprise Group, Inc.,
Strike Price $30.00, Expires 5/19/12	510	(63,750)
Raytheon Co., Strike Price $50.00, Expires 5/19/12	1,211	(508,620)
The Southern Co., Strike Price $45.00,
Expires 5/19/12	1,745	(164,903)
Unilever NV — ADR, Strike Price $35.00,
Expires 5/19/12	990	(14,850)

See Notes to Financial Statements.

8	BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.	APRIL 30, 2012

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Options Written	Contracts	Value
Exchange-Traded Call Options (concluded)
Verizon Communications, Inc.:
Strike Price $38.00, Expires 5/19/12	1,200	$(288,600)
Strike Price $38.00, Expires 6/16/12	1,200	(303,600)
Viacom, Inc., Class B, Strike Price $49.00,
Expires 5/19/12	980	(24,500)
The Walt Disney Co., Strike Price $43.00,
Expires 6/16/12	680	(99,960)
Wells Fargo & Co.:
Strike Price $33.00, Expires 5/19/12	953	(71,475)
Strike Price $34.00, Expires 6/16/12	953	(65,757)
The Western Union Co., Strike Price $18.00,
Expires 6/16/12	100	(7,000)
		(4,237,410)
Over-the-Counter Call Options — (0.5)%
ACE Ltd., Strike Price $75.30, Expires 6/06/12,
Broker Goldman Sachs & Co.	99,000	(192,482)
AT&T, Inc.:
Strike Price $30.50, Expires 5/11/12,
Broker Morgan Stanley & Co., Inc.	158,000	(380,780)
Strike Price $32.85, Expires 6/25/12,
Broker Goldman Sachs & Co.	149,700	(81,557)
Bristol-Myers Squibb Co.:
Strike Price $32.81, Expires 5/03/12,
Broker Bank of America NA	118,000	(70,110)
Strike Price $32.81, Expires 5/10/12,
Broker Bank of America NA	118,000	(79,956)
CenturyLink, Inc., Strike Price $39.08, Expires
5/08/12, Broker Morgan Stanley & Co., Inc.	193,000	(19,415)
Comcast Corp., Special Class A, Strike Price
$29.44, Expires 5/04/12, Broker Morgan
Stanley & Co., Inc.	208,800	(105,026)
Corning, Inc., Strike Price $14.46, Expires
6/13/12, Broker Morgan Stanley & Co., Inc.	11,500	(4,255)
Dominion Resources, Inc.:
Strike Price $50.98, Expires 6/22/12,
Broker Morgan Stanley & Co., Inc.	9,700	(12,782)
Strike Price $52.24, Expires 6/28/12,
Broker Morgan Stanley & Co., Inc.	96,500	(62,821)
General Mills, Inc.:
Strike Price $38.57, Expires 5/03/12,
Broker Deutsche Bank Securities, Inc.	85,000	(30,725)
Strike Price $39.80, Expires 6/04/12,
Broker Citibank NA	12,000	(1,416)
Halliburton Co., Strike Price $34.71,
Expires 5/03/12, Broker Credit Suisse
Securities (USA) LLC	38,500	(6,516)
Honeywell International, Inc., Strike Price $61.04,
Expires 5/04/12, Broker Citibank NA	69,000	(21,580)
Invesco Ltd., Strike Price $26.33, Expires
5/24/12, Broker Deutsche Bank Securities, Inc.	155,500	(14,381)
Johnson & Johnson, Strike Price $65.58,
Expires 6/22/12, Broker Bank of America NA	34,000	(21,522)
Kimberly-Clark Corp., Strike Price $73.33,
Expires 5/11/12, Broker Morgan Stanley & Co., Inc.	149,500	(768,430)
Limited Brands, Inc.:
Strike Price $48.94, Expires 6/11/12,
Broker Morgan Stanley & Co., Inc.	57,000	(111,941)
Strike Price $48.94, Expires 6/25/12,
Broker Morgan Stanley & Co., Inc.	57,000	(127,592)

Options Written	Contracts	Value
Over-the-Counter Call Options (concluded)
LSI Corp., Strike Price $8.45, Expires 6/04/12,
Broker Morgan Stanley & Co., Inc.	315,000	$(68,549)
Merck & Co., Inc., Strike Price $38.11, Expires
6/04/12, Broker Deutsche Bank Securities, Inc.	163,500	(214,790)
Pfizer, Inc.:
Strike Price $22.54, Expires 5/29/12,
Broker Morgan Stanley & Co., Inc.	110,000	(78,079)
Strike Price $22.54, Expires 6/05/12,
Broker Morgan Stanley & Co., Inc.	110,000	(70,444)
Strike Price $23.19, Expires 6/25/12,
Broker UBS AG	135,000	(57,108)
Sealed Air Corp.:
Strike Price $20.50, Expires 5/10/12,
Broker Morgan Stanley & Co., Inc.	40,000	(1,275)
Strike Price $20.50, Expires 5/24/12,
Broker Morgan Stanley & Co., Inc.	40,000	(5,412)
Time Warner, Inc.:
Strike Price $36.95, Expires 6/08/12,
Broker Citibank NA	99,000	(121,468)
Strike Price $36.95, Expires 6/20/12,
Broker Citibank NA	99,000	(133,976)
The Travelers Cos., Inc.:
Strike Price $58.21, Expires 5/03/12,
Broker Bank of America NA	39,500	(241,345)
Strike Price $62.99, Expires 6/01/12,
Broker Morgan Stanley & Co., Inc.	66,500	(139,242)
Unilever NV — ADR, Strike Price $34.00, Expires
6/25/12, Broker Deutsche Bank Securities, Inc.	55,000	(48,432)
The Western Union Co.:
Strike Price $18.06, Expires 5/10/12,
Broker Citibank NA	45,000	(17,364)
Strike Price $18.06, Expires 5/24/12,
Broker Citibank NA	45,000	(30,488)
		(3,341,259)
Total Options Written
(Premiums Received — $7,106,091) — (1.2)%		(7,578,669)
Total Investments, Net of Options Written — 99.9%		641,435,570
Other Assets Less Liabilities — 0.1%		643,397
Net Assets — 100.0%		$642,078,967

(a)	All or a portion of security has been pledged/segregated as collateral or held in connection with outstanding options written.
(b)	Non-income producing security.
(c)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliate	Shares Held at October 31, 2011	Net Activity	Shares Held at April 30, 2012	Realized Gain	Income
BlackRock
Liquidity
Funds,
TempFund,
Institutional
Class	2,617,964	6,515,765	9,133,729	$1,143	$8,787

(d)	Represents the current yield as of report date.

See Notes to Financial Statements.

BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.	APRIL 30, 2012	9

Schedule of Investments (concluded)

•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of April 30, 2012 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments[1]	$639,824,646	—	—	$639,824,646
Short-Term
Securities	9,133,729	$55,864	—	9,189,593
Total	$648,958,375	$55,864	—	$649,014,239

[1]	See above Schedule of Investments for values in each industry.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Equity
contracts	$(4,098,437)	$(3,480,232)	—	$(7,578,669)

[2]	Derivative financial instruments are options, which are shown at value.

See Notes to Financial Statements.

10	BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.	APRIL 30, 2012

Statement of Assets and Liabilities

April 30, 2012 (Unaudited)

Assets
Investments at value — unaffiliated (cost — $626,056,045)	$639,880,510
Investments at value — affiliated (cost — $9,133,729)	9,133,729
Foreign currency at value (cost — $9,142)	6,412
Investments sold receivable	18,544,613
Dividends receivable	935,732
Options written receivable	260,819
Prepaid expenses	16,541
Total assets	668,778,356

Liabilities
Investments purchased payable	18,564,252
Options written at value (premiums received — $7,106,091)	7,578,669
Investment advisory fees payable	442,191
Officer’s and Directors’ fees payable	27,021
Other affiliates payable	6,010
Other accrued expenses payable	81,246
Total liabilities	26,699,389
Net Assets	$642,078,967

Net Assets Consist of
Paid-in capital	$801,977,785
Distribution in excess of net investment income	(23,984,792)
Accumulated net realized loss	(149,263,183)
Net unrealized appreciation/depreciation	13,349,157
Net Assets	$642,078,967

Net Asset Value
Based on net assets of $642,078,967 and 44,121,400 shares outstanding, 200 million shares authorized, $0.10 par value	$14.55

See Notes to Financial Statements.

BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.	APRIL 30, 2012	11

Statement of Operations

Six Months Ended April 30, 2012 (Unaudited)

Investment Income

Dividends	$10,713,682
Foreign taxes withheld	(38,209)
Income — affiliated	8,787
Total income	10,684,260

Expenses

Investment advisory	2,652,499
Professional	56,564
Accounting services	51,606
Transfer agent	37,344
Officer and Directors	36,089
Printing	23,196
Custodian	20,684
Registration	8,272
Miscellaneous	21,091
Total expenses	2,907,345
Less fees waived by advisor	(5,701)
Total expenses after fees waived	2,901,644
Net investment income	7,782,616

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments — unaffiliated	(29,454,130)
Investments — affiliated	1,143
Options written	10,899,072
(18,553,915)
Net change in unrealized appreciation/depreciation on:
Investments	68,619,797
Options written	3,852,915
Foreign currency transactions	(268)
72,472,444
Total realized and unrealized gain	53,918,529
Net Increase in Net Assets Resulting from Operations	$61,701,145

See Notes to Financial Statements.

12	BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.	APRIL 30, 2012

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
Operations
Net investment income	$7,782,616	$15,264,456
Net realized gain (loss)	(18,553,915)	64,637,260
Net change in unrealized appreciation/depreciation	72,472,444	(34,739,489)
Net increase in net assets resulting from operations	61,701,145	45,162,227

Dividends and Distributions to Shareholders From
Net investment income	(31,767,408)	(25,381,831)
Net realized gain	—	(48,918,624)
Decrease in net assets resulting from dividends and distributions to shareholders	(31,767,408)	(74,300,455)

Capital Share Transactions
Reinvestment of dividends and distributions	—	5,434,567

Net Assets
Total increase (decrease) in net assets	29,933,737	(23,703,661)
Beginning of period	612,145,230	635,848,891
End of period	$642,078,967	$612,145,230
Distributions in excess of net investment income	$(23,984,792)	—

See Notes to Financial Statements.

BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.	APRIL 30, 2012	13

Financial Highlights

	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31,			Period January 1, 2008 to October 31, 2008	Year Ended December 31,
		2011	2010	2009		2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$13.87	$14.53	$14.40	$13.78	$21.36	$22.91	$20.31
Net investment income[1]	0.18	0.35	0.31	0.29	0.23	0.31	0.37
Net realized and unrealized gain (loss)	1.22	0.68	1.76	2.27	(6.36)	0.58	3.69
Net increase (decrease) from investment operations	1.40	1.03	2.07	2.56	(6.13)	0.89	4.06
Dividends and distributions from:
Net investment income	(0.72)[2]	(0.58)	(0.31)	(0.29)	(0.23)	(0.34)	(0.33)
Net realized gain	—	(1.11)	(1.33)	(1.19)	(0.62)	(2.10)	(1.13)
Tax return of capital	—	—	(0.30)	(0.46)	(0.60)	—	—
Total dividends and distributions	(0.72)	(1.69)	(1.94)	(1.94)	(1.45)	(2.44)	(1.46)
Net asset value, end of period	$14.55	$13.87	$14.53	$14.40	$13.78	$21.36	$22.91
Market price, end of period	$13.40	$12.39	$15.03	$13.76	$12.37	$20.06	$20.41

Total Investment Return[3]
Based on net asset value	10.78%[4]	7.56%	15.22%	22.01%	(29.46)%[4]	4.79%	21.70%
Based on market price	14.21%[4]	(7.11)%	24.73%	29.88%	(32.58)%[4]	10.47%	27.95%

Ratios to Average Net Assets
Total expenses	0.93%[5]	0.94%	0.93%	0.95%	1.10%[5]	1.96%	3.54%
Total expenses after fees waived	0.93%[5]	0.93%	0.93%	0.95%	1.10%[5]	1.96%	3.54%
Total expenses after fees waived and
excluding interest expense	0.93%[5]	0.93%	0.93%	0.95%	1.01%[5]	1.19%	1.42%
Net investment income	2.49%[5]	2.40%	2.14%	2.16%	1.46%[5]	1.36%	1.75%

Supplemental Data
Net assets, end of period (000)	$642,079	$612,145	$635,849	$618,462	$167,996	$260,385	$279,272
Borrowings outstanding, end of period (000)	—	—	—	—	—	—	$100,000
Average borrowings outstanding
during the period (000)	—	—	—	—	—	$38,788	$107,504
Portfolio turnover	121%	190%	210%	138%	45%	63%	38%
Asset coverage, end of period per $1,000	—	—	—	—	—	—	$3,793

[1]	Based on average shares outstanding.
[2]	A portion of the dividends from net investment income may be deemed a tax return of capital or net realized gain at fiscal year end.
[3]	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.

See Notes to Financial Statements.

14	BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.	APRIL 30, 2012

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock Enhanced Capital and Income Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified closed-end management investment company. The Fund is organized as a Maryland corporation. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund determines and makes available for publication the NAV of its Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment, which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in

BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.	APRIL 30, 2012	15

Notes to Financial Statements (continued)

the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., options written), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Subject to the Fund’s level distribution plan, the Fund intends to make quarterly cash dividends and/or distributions to shareholders, which may consist of net investment income, net options premium and net realized and unrealized gains on investments. The portion of dividends and distributions that exceeds the Fund’s current and accumulated earnings and profits, which are measured on a tax basis, may be treated as a tax return of capital. The character of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for the three years ended October 31, 2011 and the period ended October 31, 2008. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In May 2011, the Financial Accounting Standards Board (the “FASB”) issued amended guidance to improve disclosure about fair value measurements, which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed as well as disclosure of the level in the fair value hierarchy of assets and liabilities not recorded at fair value but where fair value is disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

In December 2011, the FASB issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

16	BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.	APRIL 30, 2012

Notes to Financial Statements (continued)

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge, or protect, its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Fund do not give rise to counterparty credit risk, as options written obligate the Fund to perform and not the counter-party. Counterparty risk related to exchange-traded options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Fund and each of its respective counterparties. An ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

The Fund also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.	APRIL 30, 2012	17

Notes to Financial Statements (continued)

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from the current market value.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of April 30, 2012
	Liability Derivatives
	Statement of Assets and Liabilities Location	Value
Equity contracts	Options written at value	$(7,578,669)
The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended April 30, 2012
		Net Realized Gain From
Equity contracts:
Written options		$10,899,072
		Net Change in Unrealized Appreciation/ Depreciation on
Equity contracts:
Written options		$3,852,915

For the six months ended April 30, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

Options:
Average number of option contracts written	3,011,436
Average notional value of option contracts written	$335,758,245

3. Investment Advisory Agreement and Other Transactions with Affiliates:

As of April 30, 2012, the PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.85% of the Fund’s average daily net assets.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as, or included in fees waived by advisor in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

Certain officers and/or Directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Fund’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities for the six months ended April 30, 2012, were $762,473,102 and $766,536,554, respectively.

Transactions in options written for the six months ended April 30, 2012, were as follows:

	Calls
		Premiums
	Contracts	Received
Outstanding options, beginning
of period	3,081,990	$10,084,402
Options written	10,739,374	28,022,814
Options exercised	(5,605,555)	(18,906,312)
Options expired	(3,436,372)	(8,466,768)
Options closed	(1,540,024)	(3,628,045)
Outstanding options, end of period	3,239,413	$7,106,091

As of April 30, 2012, the value of portfolio securities subject to cover call options written was $329,761,436.

5. Income Tax Information:

As of October 31, 2011, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires October 31,
2016	$9,193,253
2017	72,351,633
2018	2,615,197
Total	$84,160,083

18	BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.	APRIL 30, 2012

Notes to Financial Statements (concluded)

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after October 31, 2011 will not be subject to expiration. In addition any such losses must be utilized prior to the losses incurred in pre-enactment taxable years.

As of April 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$681,738,959
Gross unrealized appreciation	$25,151,069
Gross unrealized depreciation	(57,875,789)
Net unrealized depreciation	$(32,724,720)

6. Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

7. Capital Share Transactions:

The Fund is authorized to issue 200 million shares of $0.10 par value shares, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

Shares issued and outstanding remained constant for the six months ended April 30, 2012 and increased by 367,118 for the year ended October 31, 2011 as a result of dividend reinvestment.

8. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Fund declared a net investment income dividend in the amount of $0.36 per share on June 1, 2012 to shareholders of record on June 15, 2012.

BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.	APRIL 30, 2012	19

Officers and Directors1

Richard E. Cavanagh, Chairman of the Board and Director

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Investment Management, LLC
Princeton, NJ 08540

Custodian
Brown Brothers, Harriman & Co.
Boston, MA 02109

Transfer Agent
Computershare Trust Company, N.A.
Canton, MA 02021

Accounting Agent
State Street Bank and Trust Company
Boston, MA 02110

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
New York, NY 10036

Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809

Karen P. Robards, Vice Chairperson of the Board, Chairperson of the
Audit Committee and Director
Paul L. Audet, Director
Michael J. Castellano, Director and Member of the Audit Committee
Frank J. Fabozzi, Director and Member of the Audit Committee
Kathleen F. Feldstein, Director
James T. Flynn, Director and Member of the Audit Committee
Henry Gabbay, Director
Jerrold B. Harris, Director
R. Glenn Hubbard, Director
W. Carl Kester, Director and Member of the Audit Committee
John M. Perlowski, President and Chief Executive Officer
Anne Ackerley, Vice President
Brendan Kyne, Vice President
Neal Andrews, Chief Financial Officer
Jay Fife, Treasurer
Brian Kindelan, Chief Compliance Officer
and Anti-Money Laundering Officer
Ira P. Shapiro, Secretary

[1] John F. Powers, who was a Director of the Fund, resigned as of February 21, 2012.

20	BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.	APRIL 30, 2012

Additional Information

Dividend Policy

The Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a quarterly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular quarter and may at times in any particular quarter pay out such accumulated but undistributed income in addition to net investment income earned in that quarter. As a result, the dividends paid by the Fund for any particular quarter may be more or less than the amount of net investment income earned by the Fund during such quarter. The Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Fund does not make available copies of its Statements of Additional Information because the Fund’s shares are not continuously offered, which means that the Statement of Additional Information of the Fund has not been updated after completion of the Fund’s offerings and the information contained in the Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Fund’s investment objectives or policies or to the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that were not approved by the shareholders or in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

Quarterly performance, semi-annual and annual reports and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Fund’s electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Fund will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.	APRIL 30, 2012	21

Additional Information (continued)

General Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Fund on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Fund. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Section 19(a) Notices

These reported amounts and sources of distributions are estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. The Fund will provide a Form 1099-DIV each calendar year that will explain the character of these dividends and distributions for federal income tax purposes.

April 30, 2012

	Total Cumulative Distributions for the Fiscal Year-to-Date				% Breakdown of the Total Cumulative Distributions for the Fiscal Year-to-Date
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
CII	$0.236842	—	$0.483158	$0.720000	33%	0%	67%	100%

The Fund estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

22	BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.	APRIL 30, 2012

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.	APRIL 30, 2012	23

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

#ECI-4/12-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report
Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report
Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report
Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report
Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report
Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable
Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.
Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report
(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

12(c) –	Notices to the registrant’s common shareholders in accordance with the order under Section 6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated May 9, 2009[1]

1 The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Enhanced Capital and Income Fund, Inc.

By:     /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock Enhanced Capital and Income Fund, Inc.

Date: July 2, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock Enhanced Capital and Income Fund, Inc.

Date: July 2, 2012

By:     /s/ Neal J. Andrews

Neal J. Andrews

Chief Financial Officer (principal financial officer) of

BlackRock Enhanced Capital and Income Fund, Inc.

Date: July 2, 2012

4